UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: March 3, 2005

(Date of earliest event reported)

LipidViro Tech, Inc.

(Exact name of registrant as specified in its charter)

NV	000-49655	870678927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1338 S. Foothill Dr. #126, Salt Lake City, UT

(Address of principal executive offices)

84108

(Zip Code)

801-583-9900

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits:

99.1     Press Release of LipidViro Tech, Inc. dated March 03, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2005
LIPIDVIRO TECH, INC.
By: /s/ Kenneth P. Hamik
Kenneth P. Hamik
CEO